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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 18, 2007
                                                --------------------------------

                                 MathStar, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     000-51560                 41-1881957
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon            97124
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       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code       (503) 726-5500
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) As previously reported, on May 16, 2007, MathStar, Inc. (the "Company") was advised by the NASDAQ Listing Qualifications Department that The NASDAQ Stock Market ("NASDAQ") was reviewing the Company's eligibility for continued listing on The NASDAQ Global Market because the Company did not comply with the minimum $10,000,000 stockholders' equity requirement for continued listing set forth in Marketplace Rule 4450(a)(3). To facilitate the review, NASDAQ asked the Company to provide to NASDAQ on or before May 31, 2007 a specific plan and time frame to achieve and sustain compliance with all NASDAQ Global Market listing requirements, including the minimum stockholders' equity standard.

On May 23, 2007, the Company submitted its plan to NASDAQ and stated that it expected to gain compliance with the stockholders' equity requirement when it completed its public offering of its common stock.

On June 18, 2007, the Company closed on its public offering and received net proceeds from the sale of its shares, after the payment of underwriting discounts and commissions and offering expenses, of approximately $32.4 million. As a result of the closing in the Company's public offering, it now has approximately $36.4 million in stockholders' equity based on its stockholders' equity as of May 31, 2007. Therefore, as of the date of this Current Report on Form 8-K, the Company believes it has regained compliance with the stockholders' equity requirement of NASDAQ Rule 4450(a)(3).

NASDAQ will continue to monitor the Company's ongoing compliance with the stockholders' equity requirement and, if at the time of the Company's next periodic report the Company does not evidence compliance, it may be subject to delisting.


                  Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

The exhibit listed below is filed herewith:

99.1  Press Release dated June 18, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MathStar, Inc.


Date:  June 18, 2007
                                        By /s/ James W. Cruckshank
                                           ------------------------------------
                                           Vice President of Administartion
                                           and Chief Financial Officer
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)